UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                              FORM 8-K
                            CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

                   Date of Report: March 12, 2010
                 (Date of earliest event reported)

                        AMERILITHIUM CORP.
       (Exact name of registrant as specified in its charter)

         Nevada                      333-155059               applied for
(State or other jurisdiction  (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)

          297 Kingsbury Grade
           Lake Tahoe, Nevada                 89449-4470
 (Address of principal executive offices      (zip code)

                                775-996-2210
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement.

On March 12, 2010, The registrant entered into an Asset Purchase Agreement with GeoXplor Corporation. GeoXplor has a 100% interest in and to approximately 81 claims comprising nearly 6,000 acres in the immediate Clayton Valley area, nearby the Chemetall Foot lithium brine plant at Silver Peak, Nevada.

Pursuant to the Asset Purchase Agreement, the registrant agreed to purchase all of GeoXplor's rights, title and interest, if any, in and to the property described above. The purchase price for the property shall be a total of $440,500 in cash, a work commitment for the property of up to $1,000,000 over three years and 750,000 common shares of the registrant.

The registrant will pay GeoXplor $440,500 in cash consideration as follows:

   -  USD $40,500, previously paid as a non-refundable deposit,
   -  USD $100,000 on February 10, 2010,
   -  USD $100,000 within 90 days of the closing of this definitive
Agreement,
   -  USD $100,000 within 120 days of the closing of this definitive
Agreement, and
   -  USD $100,000 within 180 days of the closing of this definitive
Agreement.

The registrant will provide a work commitment for the property of up to USD $1,000,000 over three years as follows:

   -  USD $150,000 within one year of the closing of this definitive
Agreement,
   - USD $250,000 within two years of the closing of this definitive Agreement, and
   -  USD $600,000 within three years of the closing of this definitive
Agreement.

The registrant will grant GeoXplor 750,000 post-split shares of the registrant as follows:

   -  250,000 shares at closing of this definitive Agreement,
   - 250,000 shares within six months of the closing of this definitive Agreement, and
   - 250,000 shares within twelve months of the closing of this definitive Agreement.

It is also recognized that these shares may be issued in its entirety to an escrow agent upon closing, and that the shares would be released in three equal amounts at six months, twelve months and eighteen months of the closing of this definitive Agreement, respectively.

GeoXplor will retain a 3% Net Smelter Returns Royalty on the property as defined in Schedule B. The registrant is hereby granted an option to purchase up to a total of 2% of NSR by paying GeoXplor USD
$1,000,000 for each 1% (1/3) at anytime.

GeoXplor shall be named Operator, to perform and conduct all necessary exploration on the property to industry standards.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The above described transaction closed on March 12, 2010.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10 - Asset Purchase Agreement dated March 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 17, 2010

AMERILITHIUM CORP.

By:     /s/Matthew Worrall
         ------------------

Name:   Matthew Worrall
Title:  Chief Executive Officer